SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                             (Amendment No.     )

Filed by the Registrant  [x]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                        CASCADE FINANCIAL CORPORATION
               (Name of Registrant as Specified in Its Charter)
     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

   (2)  Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)  Proposed maximum aggregate value of transaction:

   (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously paid:

   (2)  Form, Schedule or Registration Statement No.:

   (3)  Filing Party:

   (4)  Date Filed:

March 15, 2004



Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Cascade Financial Corporation, to be held at the Everett Golf and Country Club, 1500 52nd Street SE, Everett, Washington, on Tuesday, May 4, 2004.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation, and its bank subsidiary, Cascade Bank. Directors and officers of the Corporation will be present to respond to appropriate questions from shareholders.

Detailed information concerning our activities and operating performance during the fiscal year ended December 31, 2003 is contained in the Annual Report to Shareholders.

Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Annual Meeting. Accordingly, we ask that you please sign, date and return the enclosed proxy card at your earliest convenience.

We look forward to seeing you at the meeting.

Sincerely,


/s/ Frank M. McCord                   /s/ Carol K. Nelson
    --------------------------            ---------------------------
    Frank M. McCord                       Carol K. Nelson
    Chairman of the Board                 President and Chief Executive Officer


Enclosure


2828 Colby Avenue, Everett, WA 98201
425-339-5500 or 800-326-8787
www.cascadebank.com

                        CASCADE FINANCIAL CORPORATION
                          NOTICE OF ANNUAL MEETING
                              OF SHAREHOLDERS



TIME                6:30 p.m., Pacific Standard Time, on Tuesday, May 4, 2004.

PLACE               Everett Golf & Country Club
                    1500 52nd Street SE
                    Everett, Washington

ITEMS OF BUSINESS   1.  To elect three directors to hold office until the 2007 annual meeting of shareholders;
                    2.  To take action on any other business that may properly be considered at the meeting or any adjournment thereof.

RECORD DATE         You may vote at the meeting if you were a shareholder of
                    record at the close of business on March 15, 2004.

VOTING BY PROXY     Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card to ensure that your shares will be represented at the meeting.

ANNUAL REPORT       Cascade Financial Corporation's December 31, 2003 Annual
                    Report, which is not part of the proxy soliciting material, is enclosed.

                                         By Order of the Board of Directors,


                                         /s/ Lars H. Johnson
                                             ---------------
                                             Lars H. Johnson
                                             Secretary

  This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being distributed on or about April 1, 2004.

                        CASCADE FINANCIAL CORPORATION

                              2828 Colby Avenue
                         Everett, Washington  98201

                            ---------------------

                               PROXY STATEMENT
                       Annual Meeting of Shareholders
                                May 4, 2004

   We are providing these proxy materials in connection with the solicitation by the Board of Directors of Cascade Financial Corporation (the "Company") of proxies to be voted at the Company's Annual Meeting of Shareholders to be held on May 4, 2004, and at any adjournment of the meeting.

               GENERAL INFORMATION ABOUT THE MEETING AND VOTING
               ------------------------------------------------

Who may vote at the meeting?
----------------------------

   The Board of Directors of the Company (the "Board") has set March 15, 2004, as the record date for the meeting. If you were the owner of Company common stock at the close of business on March 15, 2004, you may vote at the meeting. You are entitled to one vote for each share of common stock you held on the record date.

How many shares must be present to hold the meeting?
----------------------------------------------------

   A majority of the Company's outstanding common shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. On the record date, there were 8,261,483 shares of Company common stock outstanding. Shares are counted as present at the meeting if you:

   Are present and vote in person at the meeting; or

   Have properly submitted a proxy card.

What proposals will be voted on at the meeting?
-----------------------------------------------

   The one proposal scheduled to be voted on at the meeting is the election of three directors to hold office until the 2007 Annual Meeting of Shareholders.

How many votes are required to approve the proposals?
-----------------------------------------------------

   The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.

How are votes counted?
----------------------

   You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the Board of Directors. If you withhold authority to vote for the election of directors, your shares will not be voted with respect to the director or directors identified. If you just sign and submit your proxy card without voting instructions, your shares will be voted "FOR" each director nominee.

   If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. This is called a "broker non-vote." Shares for which there is a broker non-vote are not considered as entitled to vote on the proposal in question.

How does the Board recommend that I vote?
-----------------------------------------

   The Board recommends that you vote your shares "FOR" each of the director nominees.

How do I vote my shares?
------------------------

   You can vote the following ways:

   By Mail: If you are a holder of record, you can vote your shares by marking, dating, and signing your proxy card and returning it by mail in the enclosed postage paid envelope. If you hold stock in street name, you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee. If you provide specific voting instructions by mail, your shares will be voted by your broker or nominee as you have directed.

   At the Annual Meeting: If you are planning to attend the Annual Meeting, and wish to vote your common shares in person, we shall provide you a ballot at the meeting. You may vote shares held in street name at the meeting only if you obtain a signed proxy card from the record holder (broker or other nominee) giving you the right to vote the shares.

   Even if you plan to attend the meeting, we encourage you to complete and mail the enclosed card to vote your shares by proxy.

What does it mean if I receive more than one proxy card?
--------------------------------------------------------

   It means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

May I change my vote?
---------------------

   Yes. If you vote by mail, you may later change your vote and revoke your proxy card by:

   Sending a written statement to that effect to the Secretary of the Company on or before April 20, 2004;

   Submitting a properly signed proxy card with a later date; or

   Voting in person at the Annual Meeting.

                      PROPOSAL 1 - ELECTION OF DIRECTORS
                      ----------------------------------

Directors and Nominees
----------------------

   The Board of Directors is divided into three classes approximately equal in size. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years. Janice Halladay, Henry Robinett, and Craig Skotdal are the directors whose terms expire at this Annual Meeting and who have been nominated for re-election to the Board to serve until the 2007 Annual Meeting or until their successors are elected and qualified. All of the nominees are currently directors.

   All the nominees have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute nominee designated by the Board, unless a contrary instruction is indicated on the proxy. Set forth hereafter is a short biographical summary of each director and the first date they served as a director for either the Company or prior to formation of the Company in 1994, Cascade Bank.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS ENDING 2007
           ------------------------------------------------------

JANICE HALLADAY                                             Director since 1999
---------------
   Janice Halladay is a retired bank executive. Ms. Halladay was previously employed by Pioneer Bank in Lynnwood, Washington for 20 plus years and served as Senior Vice President of Operations from 1987 to 1993. She is a graduate of the School for Executive Development. She was subsequently employed by Moss Adams LLP, a regional accounting firm from 1997 to 2000. She is currently a member of the Board of Directors of the Northwest Service Area of the Providence Health System where she is a member of the Executive Committee and Chair of the Quality Care Committee, and serves as a member of the Camping Board of Stewards of the Pacific Northwest Conference of the Methodist Church. Ms. Halladay serves as Vice Chair of the Company's Compensation and Personnel Committee, as a member of the Bank's Loan Committee, and a member of the Corporate Governance and Nominating Committee.

HENRY ROBINETT                                              Director since 1997
--------------
   Henry M. Robinett is a general partner of Boyden, Robinett & Associates, LP, a real estate partnership involved in residential building, development and investments. Mr. Robinett was a founding director of American First National Bank in 1984. He is a retired Marine Corp Officer, and holds a Bachelor's degree in General Education from the University of Omaha. Mr. Robinett is a National Director Emeritus in the Navy League of the United States; Lions Club International Melvin Jones Fellow; Director, Snohomish County Economic Development Council; and Director, Snohomish Affordable Housing Group. He previously served as a Director of the Everett Chamber of Commerce, USO Puget Sound, General Hospital Foundation, Snohomish County-Camano and Washington State Board of Realtors, and Snohomish County Airport Commission. Mr. Robinett serves as a member of the Company's Audit and Finance Committee and as Vice Chair of the Bank's Loan Committee.

CRAIG G. SKOTDAL                                            Director since 2001
----------------
   Craig Skotdal is President of Skotdal Real Estate, a property development, investment and management company based in Everett, Washington. Mr. Skotdal graduated from Stanford University and from the University of Washington's Business Management Program. Mr. Skotdal serves on the board of the Downtown Everett Association and actively supports urban revitalization projects that promote economic development, smart growth, and quality of life. Mr. Skotdal serves as a member of the Company's Audit and Finance Committee and as a member of the Corporate Governance and Nominating Committee.

THE BOARD RECOMMENDS A VOTE FOR THESE NOMINEES

                  DIRECTORS CONTINUING IN OFFICE UNTIL 2005
                  -----------------------------------------

DAVID W. DUCE                                               Director since 1991
-------------
   David W. Duce is a practicing attorney with the Everett law firm of Duce, Bastian, and Peterson. From 1995 to 2002, Mr. Duce served as Vice Chair of the Company. He currently chairs the Company's Compensation and Personnel Committee and serves as a member of the Executive Committee. Mr. Duce graduated from Pepperdine University School of Law in 1984 with his Juris Doctor degree, Magna Cum Laude. Mr. Duce is a past chairman of the Professional Negligence Section of the Washington State Trial Lawyers Association and is an arbitrator for Snohomish County Superior Court.

FRANK M. MCCORD                                             Director since 1986
---------------
   Frank M. McCord serves as Chairman of the Board of Directors of the Company and Cascade Bank. Mr. McCord retired as Chief Executive Officer of the Company effective May 1, 2002, a position he had held since 1990. From 1990 to February 2001, Mr. McCord also served as Chief Executive Officer of the Bank. He was the Managing Partner of KPMG LLP, in the Seattle, Washington office until his retirement in 1986. Mr. McCord holds a Bachelor's degree in Business Administration from the University of California at Los Angeles (UCLA) and a Masters degree in Accounting and Finance from the University of Southern California. He has chaired the American Institute of Certified Public Accountants and state CPA Society committees, and currently serves on the Advisory Committee to the Washington CPA Society. He has been an instructor and lecturer in Accounting and Auditing classes for the University of California, University of Washington, Seattle Pacific University, American Institute of Certified Public Accountants and other professional groups. He has testified as an expert witness in accounting in several legal cases. Mr. McCord has served as Audit Committee Chairman of a NYSE healthcare company. He is President of the Corporate Roundtable of the Arts, President of the Everett Rotary Club and President of the Downtown Everett Association. Mr. McCord has previously served as Vice-President of the Chief Seattle Council of Boy Scouts of America, Treasurer of the Washington Society of Certified Public Accountants, Director of the Washington Financial League, Director of the Seattle Chamber of Commerce and Director and Chairman of the Everett Area Chamber of Commerce. Mr. McCord also serves as chair of the Company's Executive Committee.

CAROL K. NELSON                                             Director since 2001
---------------
   Carol K. Nelson was appointed Chief Executive Officer of the Company commencing May 1, 2002. She has served as President and Chief Operating Officer of the Company and President and Chief Executive Officer of the Bank since February 2001. She was previously Senior Vice President and Northern Region Executive of Bank of America. Ms. Nelson holds a Bachelor's degree in Business Finance and a Master's degree in Business Administration from Seattle University. Ms. Nelson is the immediate past Chair of the Board of United Way of Snohomish County and chaired the 1999 Community Campaign. She serves on the Board of Directors of the Boys and Girls Club of Snohomish County, Washington Financial League, Washington Bankers Association, Snohomish County Economic Development Council, the Leadership Snohomish County Advisory Board and the Executive Advisory Board of the Albers School of Business and Economics at Seattle University. She is a past President of the Puget Sound Council of Camp Fire Boys and Girls. Ms. Nelson also serves as Vice Chair of the Company's Executive Committee and as a member of the Bank's Loan Committee.

DAVID O'CONNOR                                              Director since 1997
--------------
   David O'Connor is co-owner of Mobile Country Club in Everett, Washington and was a founding director of American First National Bank. He was co-owner of O'Connor & Oehler Construction, Inc. from 1974 to 1996 and continues in his development business. Mr. O'Connor is a member of the Manufactured Housing Communities of Washington. Mr. O'Connor serves as a member of the Company's Compensation and Personnel Committee, the Corporate Governance and Nominating Committee and Executive Committee. He chairs the Bank's Loan Committee.


                   DIRECTORS CONTINUING IN OFFICE UNTIL 2006
                   -----------------------------------------

DWAYNE LANE                                                 Director Since 1995
-----------
   Dwayne Lane is the owner of three automobile dealerships in Everett and Arlington, Washington. Mr. Lane is active in community affairs. He served 12 years as an Everett Port Commissioner and was a board member for Olympic Bank and Providence Hospital. Mr. Lane serves as a member of the Company's Compensation and Personnel Committee.

DENNIS R. MURPHY, PH.D.                                     Director Since 1991
-----------------------
   Dennis Murphy is Dean of the College of Business and Economics and Professor of Economics at Western Washington University in Bellingham, Washington. He served on the board of the Northwest Medical Bureau, where he chaired the Audit and Finance Committee, the Audit and Finance Committee of Western Washington University Foundation and the Regence Blue Shield Advisory Board. He is an immediate past member of the Whatcom Chamber of Commerce and Industry board and serves on the board of Jr. Achievement. He is past president of the United Way of Whatcom County and the Rotary Club of Bellingham. Dr. Murphy chairs the Company's Audit and Finance Committee and serves as a member of the Executive Committee.

RONALD E. THOMPSON                                          Director since 1991
------------------
   Ronald E. Thompson is the President of Windermere Commercial/NW and Windermere Property Management/NW and Turnkey Repair and Maintenance in Everett, Washington, a commercial real estate brokerage, property management and property maintenance company. He is a past president of the Snohomish County-Camano Association of Realtors, a past state director of the Washington Association of Realtors, has served in the past on the Board of Directors of the Mount Baker Council Boy Scouts of America and Providence Hospital Foundation's Board. Mr. Thompson is a current member of the Everett Golf and Country Club and a past member of its Board of Directors and past vice president. He received his Bachelor's degree in Business Administration from the University of Washington. Prior to his 23 plus years in real estate, Mr. Thompson was a commercial banker in the Everett area for almost 10 years. Mr. Thompson serves as the Chair of the Corporate Governance and Nominating Committee, Vice Chair of the Company's Audit and Finance Committee, a member of the Bank's Loan Committee, and a member of the Executive Committee.

G. BRANDT WESTOVER                                          Director since 1986
------------------
   G. Brandt Westover is Senior Vice President and Complex Manager for UBS Financial Services, Inc. in Seattle, Washington. Prior to this position, Mr. Westover was a corporate vice president and branch manager for UBS-Paine Webber in Bellevue, Washington. He received his Bachelor's degree in Business Administration and graduated from the Wharton School's Securities Institute advanced course work program. Mr. Westover is a past trustee of the University of Washington Alumni Association. He is also active with many charitable and community organizations and is currently involved with Childhaven, the Boys and Girls Club, and Issaquah Little League. Mr. Westover serves as Vice Chair of the Board and as a member of the Company's Executive Committee and Compensation and Personnel Committee.

Independence of Directors
-------------------------

   NASDAQ listing standards (the market on which Cascade Financial's stock trades) require that a majority of the board of directors of each listed company must be independent as defined under NASDAQ rules.

   The Board of the Corporation has concluded that David W. Duce, Janice Halladay, Dwayne Lane, Dennis R. Murphy, David O'Connor, Henry Robinett, Ronald E. Thompson, Craig G. Stkotdal, and G. Brandt Westover qualify as independent directors under the NASDAQ established criteria.

Board Committees and Meetings
-----------------------------

   During the year ended December 31, 2003, the Board of Directors held seven regular and two special meetings. The Board has an Executive Committee, an Audit and Finance Committee (the "Audit Committee"), a Compensation and Personnel Committee, and a Loan Committee. In January 2004, the Board appointed a Corporate Governance and Nominating Committee. The Executive Committee consists of the CEO, the Chair and Vice-Chair of the Board, and Chairs of the other committees and has authority to generally act for the full Board.

   The Audit and Finance Committee is responsible to the board for the areas of audit and compliance, asset and liability management, risk assessment and technology management. The Committee is responsible for the appointment, compensation, and oversight of the external auditor. The Committee provides direction and oversight to the internal audit department and reviews the examination of the Bank by federal regulatory authorities. The Committee also reviews the financial statements and filings. The current members of the Audit and Finance Committee are "independent" directors within the meaning of both the NASDAQ and Securities and Exchange Commission (SEC) rules. Dr. Murphy is an "audit committee financial expert" as defined under SEC rules.

   The Compensation and Personnel Committee is responsible for establishing and reviewing the compensation and employee benefit policies of the Company and the Bank. The Committee approves compensation of executive officers, and recommends the granting of stock options. Only independent directors serve on this Committee.

   The Loan Committee reviews and approves loans in excess of the limits established for the Management Loan Committee. Included in that review are all extensions of credit to borrowers whose aggregate borrowing levels exceed the limits placed on the Management Loan Committee. The Loan Committee also reviews loans that do not conform to the Loan Policy.

   Effective January 29, 2004 the Board created a Corporate Governance and Nominating Committee. The Committee reviews and assesses the composition of the Board; assists in identifying potential candidates for directors; recommends candidates for director; and provides a leadership with respect to corporate governance of the Company. The Committee is responsible for establishing criteria for director eligibility; procedures for nominating directors, including director nominations from shareholders and timelines for the nomination process; as well as nominating the Chair and Vice-Chair of the Board. Only independent directors serve on this Committee.

   The Board and its committees may retain outside advisors as they determine necessary to fulfill their responsibilities. All committees report their activities to the full Board.

   Each Board member attended at least 75% of the aggregate meetings of the Board and of the Committees on which he or she served that were held during the period for which he or she was a Board or Committee member.

   The following table summarizes the membership of the Board and each of its committees, as well as the number of times each met during 2003.




                                                                                                     Corporate
                                                                                                     Governance
                                                     Audit and      Compensation                        and
                          Board       Executive       Finance       and Personnel      Loan (*)        Nominating
                          -----       ---------      ---------      -------------      -------       -----------
David W. Duce             Member        Member                        Chair
Janice Halladay           Member                                      Vice-Chair      Member           Member
Dwayne Lane               Member                                      Member
Frank M. McCord           Chair         Chair
Dennis R. Murphy          Member        Member         Chair
Carol K. Nelson           Member        Vice-Chair                                    Member
David O'Connor            Member        Member                        Member          Chair            Member
Henry Robinett            Member                       Member                         Vice-Chair
Craig G. Skotdal          Member                       Member                                          Member
Ronald E. Thompson        Member        Member         Vice-Chair     Member          Member           Chair
G. Brandt Westover        Vice-Chair    Member         Member         Member

Number of 2003 Meetings     9            1               7              8               51               1


(*)  The Loan Committee is a committee of the Bank only.



The Directors of the Company also serve as directors of Cascade Bank, the only operating subsidiary of the Company. Cascade Bank has parallel committees and committee assignments.

Nominations Process
-------------------

   The Corporate Governance and Nominating Committee (the "Governance Committee") is the nominating committee of the Board of Directors. The Governance Committee is governed by the Company's Articles of Incorporation and Bylaws with respect to the nominations. The Governance Committee is responsible for selecting nominees for election to the Board of Directors. The Governance Committee will consider nominations from shareholders, provided that such nominations are received by the Company's Secretary in accordance with the Articles of Incorporation, the Bylaws, and the date set in the prior year's proxy statement for the annual meeting of shareholders.

   The Governance Committee will perform the following duties with respect to director nominations: (a) consider the criteria for identifying and selecting individuals who may be nominated for election to the Board of Directors; (b) determine the slate of nominees for election to the Board of Directors; (c) as the need arises, fill vacancies and actively seek individuals qualified to become Board of Director members; and (d) consider shareholder nominations for the Board of Directors when properly submitted in accordance with the Company's Articles of Incorporation and Bylaws.

   The Governance Committee will consider candidates for the Board who are recommended by its members, other Board members, by shareholders, and management as well as those identified by a third party search firm the Company may retain to assist in identifying and evaluating possible candidates. The Committee evaluates candidateds recommended by shareholders in the same manner that it evaluates other candidates. The Committee's evaluations will be based upon several criteria, including their broad-based business and professional skills and experiences; commitment to representing the long-term interests of shareholders; an inquistive and objective prospective; the willingness to take appropriate risks; leadership ability; personal and professional ethics; personal integrity and judgment; and practical wisdom and sound judgement. Candidates should have reputations, both personal and professional, consistent with the Company's image and reputation.

  At a minimum, the majority of directors on the Board of Directors should be "independent," not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the banking industry. Accordingly, the Governance Committee seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

   The Governance Committee will utilize the following process for identifying and evaluating nominees to the Board. In the case of incumbent directors whose terms of office are set to expire, the Governance Committee will review such directors' overall service to the Company during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the members of the Governance Committee will be polled for suggestions as to potential candidates that may meet the criteria above, discuss candidates suggested by Company shareholders and may also engage, if the Board of Directors deems appropriate, a professional search firm. To date, the Board of Directors and the Governance Committee have not engaged professional search firms to identify or evaluate potential nominees but may do so in the future, if necessary. The Governance Committee will then meet to discuss and consider these candidates' qualifications and then choose a candidate by majority vote.

Directors' Compensation
-----------------------

   The Chair of the Board of Directors received a retainer at the rate of $36,000 per year plus 150 shares of the Company's common stock. During 2003, the Chairs of the Audit and Compensation/Personnel Committees each received an annual retainer of $24,000 plus 150 shares of common stock, and members of the Loan Committee each received $18,000 per annum and 150 shares of common stock. All other outside directors of the Company were paid a retainer of $12,000. Under the Director Bonus Program, outside directors individually qualify for an annual bonus equal to .025% of the Corporation's net income. For the fiscal year ended December 31, 2003, a total of $2,400 was paid to each outside director under the Program.

   Under the Corporation's 1997 Elective Equity Plan and 2002 Equity Compensation Plan, directors could elect to receive shares of the Corporation's stock in lieu of receiving cash compensation for the year. Those plans were replaced by the 2003 Long Term Stock Incentive Plan, which was approved at the 2002 Annual Shareholders' Meeting.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
        --------------------------------------------------------------

   Persons and groups who beneficially own more than 5% of the Company's common stock are required to file certain reports with the Securities and Exchange Commission ("SEC") and to provide a copy to the Company disclosing such ownership. Based on such reports, the following table sets forth, as of March 15, 2004, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of common stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of common stock at March 15, 2004.

   The following table shows the number of shares of the Company's common stock beneficially owned at March 15, 2004 by the Company's directors and nominees for director, executive officers identified in the Summary Compensation Table and all directors and executive officers as a group. The address of each person, except as set forth below, is the same as the Company's principal office.

                                Number of Shares         % of Shares
       Name                   Beneficially Owned (1)     Outstanding
---------------------         ----------------------     ------------
Beneficial Owners of
   more than 5%:
--------------------
Arthur W. Skotdal, Andrew P.
Skotdal and Craig G. Skotdal
c/o Douglas A. Schafer
Schafer Law Firm
P.O. Box 1134
Tacoma, WA  98401                     700,824               8.0%

Directors:
---------
David W. Duce                          43,395(2)             *
Janice Halladay                        19,913                *
Dwayne Lane                            62,613                *
Frank M. McCord **                    337,286               3.8%
Dennis R. Murphy                       36,105                *
Carol K. Nelson **                     80,718               1.0%
David O'Connor                         81,543(3)            1.0%
Henry Robinett                         25,135                *
Craig G. Skotdal                      700,284(4)             8.5%
Ronald E. Thompson                     46,671                *
G. Brandt Westover                     34,315                *

Executive Officers:
------------------
Steven R. Erickson                     51,925                *
Wayne Fjelstad                            434                *
Lars H. Johnson                        49,750                *
Debbie E. McLeod                        7,672                *

All executive officers and
Directors as a group (18 persons)   1,734,056               20.0%

*    Less than 1% of shares outstanding.
**   Also a director of the Company and the Bank.

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses or other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership over which shares the persons named in the table possess voting and/or investment power. Shares held in accounts under the Company's ESOP as of December 31, 2003 are included in the above table as follows: Ms. Nelson: 643; Mr. McCord: 12,880; Mr. Erickson: 10,466; Mr. Johnson: 771; and Ms. McLeod: 187; all executive officers and directors as a group: 46,811. Shares held under the Bank's 401(k) plan as of December 31, 2003 are included as follows: Mr. Johnson: 2,592; Mr. McCord: 20,925; Mr.
Erickson: 4,038; and Mr. Fjelstad: 171. These amounts do not include the remaining shares held by the Bank's 401(k) plan for which Messrs. McCord, Westover, and Johnson act as trustees. The amounts shown also include the following amounts of common stock which the following individuals have the right to acquire within 60 days of March 15, 2004 through the exercise of stock options granted pursuant to the Company's stock option plans: Mr. Erickson:
31,158; Ms. Halladay: 10,070; Mr. Johnson: 44,375; Ms. McLeod: 6,750; Ms.
Nelson: 76,438; Mr. Robinett: 6,799; Mr. Skotdal: 4,834; all executive officers and directors as a group: 222,169.

(2) Includes 387 shares held by Mr. Duce's five children, and 2,276 shares held by a testamentary trust of which Mr. Duce is trustee.

(3) Includes 33,141 shares held by a trust in which Mr. O'Connor has a pecuniary interest.

(4) Includes 242,942 shares held by Mr. Skotdal's brother of which Mr. Skotdal has the authority to vote, 194,932 shares held by a limited liability company in which Mr. Skotdal has a pecuniary interest, and 13,107 shares held by Mr. Skotdal's father which Mr. Skotdal has the authority to vote.


              COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
              -------------------------------------------------

   Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file reports of beneficial ownership and changes in beneficial ownership with the SEC. The rules promulgated by the SEC under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the SEC pursuant to Section 16(a).

   Based solely upon a review of Form(s) 3, Form(s) 4 and Form(s) 5, and amendments thereto, furnished to the Company pursuant to Rule 16(a)(3)(e) for the year ended December 31, 2003, and written representations of certain of its directors and officers that no additional Form(s) 5 were required to be filed, the Company believes that all directors, executive officers and beneficial owners of more than 10% of the common stock have filed with the SEC on a timely basis the reports required to be filed under Section 16(a) of the Exchange Act; provided however, that: (a) Mr. Skotdal filed a Form 4 two days late after purchasing certain shares of common stock, and also filed a Form 4 about one month late after his brother made certain stock purchases; (b) Dr. Murphy filed a Form 4 one day late after a cashless exercise of options; and (c) eight officers were late in reporting certain options granted by the Company in July of 2003.

                            EXECUTIVE COMPENSATION
                            ----------------------

   The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the four other most highly compensated executive officers who were serving as such as of December 31, 2003 (collectively, the "Named Officers") and each of whose aggregate compensation for calendar 2003 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries for that year.



                                               Summary Compensation Table

                                                                                       Long-Term
                                                                                      Compensation          All Other
                                        Annual Compensation                              Awards           Compensation(4)
------------------------------------------------------------------------------------------------------------------------
                                                                                       Securities
                                                                    Other Annual       Underlying
Name and Position             Year     Salary        Bonus(1)      Compensation(2)     Options (#)(3)
------------------------------------------------------------------------------------------------------------------------
Carol K. Nelson               2003    $210,000      $208,620            ---               16,250              $ 7,523
 President and Chief          2002     200,000       304,720            ---               12,500               10,697
 Executive Officer of         2001     174,231       130,000            ---              137,500                  ---
 the Company and the
 Bank(5)

Steven R. Erickson            2003    $100,631      $ 64,250            ---                8,125              $ 5,492
 Executive Vice President     2002      88,340        65,000            ---                8,750                7,719
 of the Bank-Real Estate      2001      86,350       107,000            ---                  ---                8,207
 Lending

Wayne Fjelstad                2003    $ 91,000      $ 60,000            ---                8,125              $ 2,463
 Executive Vice President     2002      34,818        32,500            ---                6,250                  ---
 of the Bank-Business
 Banking

Lars H. Johnson               2003    $128,400      $ 50,000            ---               11,250              $ 7,323
 Executive Vice President     2002     123,000        40,000            ---                8,750                8,375
 and Chief Financial          2001     106,667        50,000            ---                  ---                3,904
 Officer of the Bank and
 Treasurer/Secretary of
 the Company

                                     -11-

                                                                                       Long-Term
                                                                                      Compensation          All Other
                                        Annual Compensation                              Awards           Compensation(4)
------------------------------------------------------------------------------------------------------------------------
                                                                                       Securities
                                                                    Other Annual       Underlying
Name and Position             Year     Salary        Bonus(1)      Compensation(2)     Options (#)(3)
------------------------------------------------------------------------------------------------------------------------

Debbie E. McLeod              2003    $ 91,638      $ 45,000            ---                8,125              $ 5,782
 Executive Vice President     2002      87,125        40,000            ---                6,250                3,468
 -Retail Banking              2001      74,375        26,666            ---               13,750                  ---



(1)  Bonus totals for 2003 include awards attributed to the year ended
     December 31, 2003. Bonus totals for 2002 include awards attributed to the year ended December 31, 2002 except for Carol K. Nelson. Ms. Nelson's 2002 bonus includes $212,050 attributable to the twelve month period from July 1, 2001 to June 30, 2002 and $92,700 attributable to the six month period from July 1, 2002 to December 31, 2002. Mr. Erickson's 2001 bonus includes payments of $70,000 and $37,000 which are attributable to the fiscal year ended June 30, 2001 and the six-month period ended December 31, 2001, respectively. Mr. Johnson's bonus is based upon $30,000 for the June 30, 2001 period and $20,000 for the December 31, 2001 period.

(*) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.

(*) Option grants for all years are adjusted for 5 for 4 stock split that was effective December 19, 2003.

(4) All Other Compensation for calendar year 2003 includes the following: for Ms. Nelson, employer contribution to 401(k) Plan of $6,000 and ESOP contribution of $1,523; for Mr. Erickson, employer contribution to 401(k) Plan of $4,207 and ESOP contribution of $1,286; for Mr. Fjelstad, employer contribution to 401(k) Plan of $2,463; for Mr. Johnson, employer contribution to 401(k) Plan of $6,000 and ESOP contribution of $1,323, and for Ms. McLeod, employer contribution to 401(k) Plan of $4,762 and ESOP contribution of $1,020. (ESOP contributions include the reallocation of the unvested amounts forfeited by departing Plan participants.)

(5) Ms. Nelson became Chief Executive Officer of the Company on May 1, 2002. She previously served as Chief Operating Officer of the Company. She continues to serve as President and Chief Executive Officer of the Bank.

   Employment Agreement. The Bank entered into an employment agreement with Carol K. Nelson on January 24, 2001, which was effective February 19, 2001. The agreement was amended and extended on July 23, 2003. Ms. Nelson's current base salary (which is subject to annual review) is $210,000. She is entitled to participate in employee benefit plans and other fringe benefits applicable to executive personnel. The three-year term of the agreement may be extended annually for an additional year. The employment of Ms. Nelson is terminable at any time for cause as defined in the agreement, and she may be terminated without cause in which case she would continue to receive compensation otherwise payable over the remaining term of the agreement. The agreement provides for payment of bonuses each year based on the amount of the Bank's net profit before taxes. The agreement also provides for the payment of severance benefits to Ms. Nelson in the event of her termination of employment following a change in control of the Company or the Bank. Such benefits would include:
(i) if the termination is within 12 months after the change in control, severance benefit/pay would be three times Ms. Nelson's annual compensation and bonus for the prior year paid, or (ii) if the termination occurs more than 12 months after a change in control, the severance benefit/pay would be Ms. Nelson's annual compensation and bonuses for the balance of the term of the agreement, or two times the amount of her then current year base salary and bonus, whichever is greater, and subject to reduction to avoid any "excess parachute payment" for federal income tax purposes.

   Change in Control Agreements. The Bank has entered into Change of Control/ Severance Agreements with Steven Erickson, Wayne Fjelstad, Lars Johnson, Debbie
E. McLeod and three other executive officers who are not included in the above tables. These agreements generally provide that within twenty-four months after a change of control, if an executive is terminated other than for cause or for good reason (as such terms are defined in the agreements), such executive will generally be entitled to receive a severance payment equal to two times the executive's annual compensation. The agreements generally define a change in control as the acquisition of all or a substantial part of the Company or the Bank, the merger of the Company or the Bank into another company that is the surviving company, the sale of substantially all of the assets of the Company or the Bank to another company, or a hostile acquisition of substantially all of the stock of the Company or the Bank.

   Option Grants in Last Fiscal Year. The following table sets forth information concerning the grant of stock options to Carol K. Nelson, Steven R. Erickson, Wayne Fjelstad, Lars H. Johnson, and Debbie E. McLeod during the year ended December 31, 2003.



                                                Option Grants

                                                                            Potential Realizable Value at
                                                                              Assumed Annual Rates of
                                                                            Stock Price Appreciation for
                       Individual Grants                                            Option Term
----------------------------------------------------------------------------------------------------------
                     Number of     % of Total
                       Shares        Options
                     Underlying     Granted to    Exercise
                      Options       Employees       Price     Expiration
    Name             Granted (*)    in Period     ($/Share)      Date                5%         10%
-----------------------------------------------------------------------------------------------------------
Carol K. Nelson       16,250          16.9%        $12.50       7/22/13          $127,725    $323,700
Steven R. Erickson     8,125           8.5          12.50       7/22/13            63,862     161,850
Wayne Fjelstad         8,125           8.5          12.50       7/22/13            63,862     161,850
Lars H. Johnson       11,250          11.7          12.50       7/22/13            87,509     224,100
Debbie E. McLeod       8,125           8.5          12.50       7/22/13            63,862     161,850




(*) Options granted vest 10% after the first year of grant; 20% per annum in years 2 through 4; and 30% at the end of the fifth year. Options will become immediately exercisable in the event of a change in control of the Company. Options were granted under the Company's 2003 Stock Option Plan, and have an exercise price equal to the fair market value of the common stock on the date of grant. The dollar gains under these columns result from calculations required by the SEC rules and are not intended to forecast future price appreciation of the common stock of the Company. It is important to note that options have value to the listed executive only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the listed executive to realize the potential values set forth in the 5% column and the 10% column in the table, the price per share of the Company's common stock would be approximately $20.36 and $32.42.

   Option Exercise/Value Table. The following information is presented for the Chief Executive Officer and the other Named Officers with respect to options exercised during the fiscal year ended December 31, 2003, and remaining unexercised at the end of 2003.



                            Aggregated Option Exercises in Last Fiscal Year
                                     and Year-End Option Values

                                                        Number of Securities        $ Value of Unexercised In-the
                         Shares        Value           Underlying Unexercised         -Money Options at Fiscal
                      Acquired on     Realized          Options at Year-End                  Year- End (2)
Name                  Exercise (#)     ($)(1)       Exercisable    Unexercisable     Exercisable    Unexercisable
-----------------------------------------------------------------------------------------------------------------
Carol K. Nelson           ---            ---          46,437          119,821         $642,688       $1,527,848
Steven R. Erickson        ---            ---          29,409           31,173          387,241          349,285
Wayne Fjelstad            ---            ---            ---            14,375              ---          121,525
Lars H. Johnson           ---            ---          28,876           63,311          388,217          761,394
Debbie E. McLeod          ---            ---           2,750           25,375           38,060          280,765



(1) The value realized on exercised options is calculated on the difference between the strike price of the options and the price at the close of business of the Company's stock on the date of exercise.

(2) The value of unexercised in-the-money options is calculated using a fair market value of $19.38 as of December 31, 2003, based on the last known trade, less the strike price on those options. Options have been adjusted for stock dividends.

                    EQUITY COMPENSATION PLAN INFORMATION
                    ------------------------------------

   The following table sets forth information regarding outstanding options and shares reserved for future issuance under the equity compensation plans as of February 28, 2004.

(number of shares in thousands):



                                       Number of Shares
                                       to be Issued Upon     Weighted Average     Number of shares
                                          Exercise of        Exercise Price of        Remaining
                                          Outstanding           Outstanding        Available for
Plan Category                               Options               Options         Future Issuance
--------------------------------------------------------------------------------------------------
Equity compensation plans approved by
 shareholders-1992 & 1997 Plans               555                 $ 5.72                 --
Equity compensation plans approved by
 shareholders-2003 Plan                       100                  12.61                654
Equity compensation plans not
 approved by shareholders                      --                     --                 --
Total                                         655                 $ 7.34                654


(a) No further shares will be awarded under either the Company's 1997 Elective Equity Plan.

2003 Long Term Stock Incentive Plan
-----------------------------------

   The 2003 Plan allows for the grant of incentive stock options and non-statutory stock options to all officers, directors and employees of the Company and its subsidiaries.

   The Option Plan is administered by a committee of independent directors. During 2003, options to purchase a total of 96,120 shares were granted to all employees under the Option Plan. As of December 31, 2003, options to purchase a total of 653,875 shares remain available (of the original split adjusted 750,000 shares) for issuance under the Option Plan.


             REPORT OF THE COMPENSATION AND PERSONNEL COMMITTEE (1)
             ------------------------------------------------------

   Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Bank and Company. The Compensation and Personnel Committee's duties are to establish and administer policies that govern executive compensation for the Company. The Committee evaluates the individual performance of the President and Chief Executive Officer, the Chief Financial Officer, and other senior level officers and reviews compensation policies for all senior management.
The committee receives input from the President on the other executive officers' performance and has final authority to set individual compensation levels.

   The executive compensation policies of the Company are designed to reflect the attainment of short-term and long-term financial performance goals and to enhance the ability of the Company to attract and retain qualified executive officers. The Committee considers a variety of subjective and objective factors in determining the compensation package for individual executives. These factors include the performance of the Company overall, the responsibilities assigned to each executive, and the performance of each executive in their assigned areas of oversight.

   Base Salary. The Company's compensation plan involves a combination of salary and cash bonuses tied to short-term performance. Salary levels are designed to be competitive within the banking industry based on a peer group analysis of Pacific Northwest financial institutions. Given the Company's performance and size, the Committee concluded that the base salaries of the reviewed executive officers were adjusted appropriately for 2003.

   Bonus Programs. An incentive bonus plan is in effect for the executive officers of the Company that is designed to compensate for performance. The plan for the President is based upon the profitability of the Company as established within her employment contract. The plan for all other executive officers is based upon the attainment of certain negotiated goals including Company and line of business profitability; loan levels and credit quality; expense management; as well as leadership and teamwork. Performance is evaluated by the President (and reviewed by the Compensation and Personnel Committee) quarterly, with 70% of any award paid at the end of each quarter and the remaining 30% at the end of the year.

   Option Grants. The Committee selects employees who will receive stock options and determines the number to be granted. Stock options are designed to provide long-term incentives for key employees. These grants were made at current market prices under the rules of the 1997 Stock Option Plan, as amended prior to March 11, 2003 and under the rules of the 2003 Long-Term Incentive Plan following March 11, 2003.

----------
(1) This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

   Compensation of the Chief Executive Officer. As of May 1, 2002, Carol K. Nelson was appointed Chief Executive Officer of Cascade Financial Corporation. Previously, Ms. Nelson was President and Chief Operating Officer of Cascade Financial and President and Chief Executive Officer of Cascade Bank, titles which she retains. For the year ended December 31, 2003, Ms. Nelson's base salary was $210,000. In addition, per her employment contract, as amended on July 23, 2003, Ms. Nelson was paid a bonus based upon the Company's net profit before tax. For the year ended December 31, 2003, Ms. Nelson received 1.5% of the Company's net profit before tax or $208,620.

   Stock Awards. For the year ended December 31, 2003, Ms. Nelson was awarded options to purchase 16,250 shares of stock (as adjusted for the 5 for 4 stock split), which reflected the attainment of specific performance criteria established by the Compensation and Personnel Committee, including but not limited to profitability, regulatory examination ratings, and investor relations. These options were granted at current market prices under the rules of the 2003 Stock Option Plan. The Committee believes that Ms. Nelson's compensation is appropriate based upon the Company's overall performance.

                            COMPENSATION AND PERSONNEL COMMITTEE
                               David Duce, Chairman
                               Janice Halladay
                               Dwayne Lane
                               David O'Connor
                               G. Brandt Westover


                REPORT OF THE AUDIT AND FINANCE COMMITTEE (2)
                ---------------------------------------------

   The Audit and Finance Committee is responsible to the board for the areas of audit and compliance, asset and liability management, risk assessment and technology management. The Committee is directly responsible for the appointment compensation, and oversight of the external auditor who reports directly to the Committee. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements for the 12 month period ended December 31, 2003, with management and the independent auditors who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States of America. The review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

   The Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

   The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with internal and independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

----------
(2) This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

   The Committee acts pursuant to the Audit Committee Charter. Each of the members of the committee qualifies as an "independent" director under the current listing standards of the National Association of Securities Dealers (NASDAQ).

   The members of the Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Committee's oversight does not provide an independent basis, other than that provided by the external auditors, to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's consideration and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, and that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

   In reliance on the review and discussions above, the Committee recommended to the Company's Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report and Form 10-K for the year ended December 31, 2003.

                                       AUDIT AND FINANCE COMMITTEE
                                          Dennis R. Murphy, PH.D. Chairman
                                          Henry Robinett
                                          Ronald E. Thompson
                                          Craig G. Skotdal

                   SHAREHOLDER RETURN PERFORMANCE GRAPH (3)
                   ----------------------------------------

   The following graph compares the Company's cumulative shareholder return on its common stock with the return on the Nasdaq (U.S. Stock) Index and a peer group of the Nasdaq's Financial Index. Total return assumes (i) the reinvestment of all dividends and (ii) the value of the investment in the Company's common stock and each index was $100 at the close of trading on December 31, 1998.

[GRAPH]  Comparison of Five Year Cumulative Total Return*

                     12/31/98  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03
Cascade Financial
 Corporation         $100.00    $101.48  $ 80.44   $ 81.92    $126.22   $256.08
Nasdaq (Composite)
 Index               $100.00    $185.69  $112.67   $ 90.27    $ 60.93   $ 91.37
Nasdaq OTC Bank
 Index               $100.00    $ 92.02  $114.67   $110.08    $104.83   $129.54

*Assumes that the value of the investment in the Company's common stock and each index was $100 on December 31, 1998, and that all dividends were reinvested.

----------
(3) This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                   TRANSACTIONS WITH MANAGEMENT AND OTHERS
                   ---------------------------------------

   Certain transactions involving loans, deposits, credit cards and sales of commercial paper, certificates of deposit and other money market instruments and certain other banking transactions occurred during 2003 between the Bank and certain directors or executive officers of the Company and its subsidiaries, members of their immediate families, corporations or organizations of which any of them is an executive officer or partner or of which any of them is the beneficial owner of 10% or more of any class of securities, or associates of the directors, the executive officers or their family members. The transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, that prevailed at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                             INDEPENDENT AUDITORS
                             --------------------

   KPMG LLP were the Company's independent auditors for the year ended December 31, 2003. The Board of Directors has appointed Moss Adams LLP as independent auditors for the fiscal year ending December 31, 2004.

Fees Billed To The Company By KPMG LLP During 2003 and 2002
-----------------------------------------------------------

   The Audit Committee of the Board of Directors has the responsibility for appointing, compensating, and overseeing the work of the independent auditor. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor, and the fees for such services.

   Set forth below are the aggregate fees paid or accrued for professional services rendered to the Company by its independent auditors for fiscal years 2003 and 2002.

   Audit Fees. The aggregate fees billed and unbilled to the Company by KPMG LLP for professional services rendered for the audit of the Company's financial statements for the years ended December 31, 2003 and December 31, 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for the calendar year, including travel expenses were 108,328 and 91,350 respectively.

   Financial Information Systems Design and Implementation Fees. KPMG LLP performed no financial statement design or implementation work for the Company during the calendar year ended December 31, 2003 or December 31, 2002.

   Audit and All Other Fees.   The aggregate fees billed to the Company by KPMG
LLP for 2003 and 2002 were as follows:

                         Fiscal Years Ended December 31,
                         -------------------------------
                              2003            2002
                         -------------    --------------
Audit Fees                  $108,328        $ 91,350
Audit-related Fees            18,195          27,900
Tax Fees                       9,500           9,500
All Other Fees                   ---          11,675
                         -------------    ---------------
Total Fees                  $136,023        $140,425
                         =============    ===============

   The Audit and Finance Committee of the Board of Directors determined that the services performed by KPMG LLP, other than audit services, are not incompatible with KPMG LLP maintaining its independence.

                              OTHER INFORMATION
                              -----------------

Shareholder Communications with the Board
-----------------------------------------

   To contact members of the Board, individually or collectively, on any subject please address that communication to:

     Lars H. Johnson, Corporate Secretary
     Cascade Financial Corporation
     2828 Colby Avenue
     Everett, WA 98201

   The Corporate Secretary will acknowledge the receipt of the communication; inform the shareholder concerning the distribution of that communication; and when any action (if requested) would be reviewed by the Board and/or the relevant functional committee. The Corporate Secretary will notify the shareholder of any action taken by the Board in reference to the shareholder's request.

   While the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company's annual meetings of shareholders, it has always encouraged its directors to attend and expects to continue this informal policy. Shareholders are encouraged to interact with the directors at that time. Ten directors attended the 2002 Annual Meeting, which was held May 6, 2003 at the Everett Golf and Country Club.

Code of Conduct
---------------

   The Board of Directors has approved a code of conduct which constitutes conduct that is applicable to the senior financial officers, the Chief Executive Officer, and other employees. A copy of the document is available without charge at www.Cascadebank.com. If the Company makes substantive amendments to this code of conduct or grants any waiver, including any implicit waiver, the Company will disclose the nature of such amendment or waiver in a report on Form 8-K within five days of such amendment or waiver to the extent then required by applicable securities laws.

Expenses of Solicitation
------------------------

   The Company will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of the Company, without extra compensation, may solicit proxies personally or by mail, telephone, facsimile or electronic mail.

Shareholder Proposals and Director Nominations
----------------------------------------------

   In order to be eligible for inclusion in the Company's proxy materials for the 2004 Annual Meeting of Shareholders (to be held in Spring 2005), any shareholder proposal to take action at such meeting must be received at the Company's executive offices at 2828 Colby Avenue, Everett, Washington 98201 no later than November 15, 2004. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

   Shareholders wishing to submit recommendations for Director candidates must provide the following information in writing to the attention of the Secretary of the Company by certified or registered mail:

  * the name, address, and biography of the candidate, including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice;

  * the name address, and phone number of the shareholder or group of shareholders making the recommendation;

  * with respect to common stock beneficially owned by the shareholder or group of shareholders making the recommendation, and to the extent any shareholder is not a registered holder, proof of the number of shares held.

   To be considered by the Corporate Governance and Nominating Committee for the 2004 Annual Meeting of Shareholders, a director candidate nomination must be received by the Secretary by December 31, 2004.

   The notice with respect to business proposals to be brought before the Annual Meeting must state the shareholder's name, address and the number of shares of common stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.


                                MISCELLANEOUS
                                -------------

   The Company's December 31, 2003 Annual Report is being sent to shareholders of record as of March 15, 2004, together with this Proxy Statement.

   The Company will furnish to shareholders without charge a copy of its Annual Report and Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission, upon receipt of a written request addressed to Cascade Financial Corporation, 2828 Colby Avenue, Everett, WA 98201. Reports, proxy statements and other information filed by the Company are also available on the Internet at the SEC's World Wide Web site at http:
//www.sec.gov.

   The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

                                       By Order of the Board of Directors,

                                       /s/ Lars H. Johnson
                                       -------------------
                                           Lars H. Johnson
                                           Secretary

                               REVOCABLE PROXY
                        CASCADE FINANCIAL CORPORATION
                        ANNUAL MEETING OF SHAREHOLDERS

                                  May 4, 2004

   The undersigned hereby appoints the official proxy committee consisting of all of the members of the Board of Directors of Cascade Financial Corporation ("Corporation"), Everett, Washington, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Everett Golf & Country Club, Everett, Washington, on May 4, 2004 at 6:30 p.m., and at any and all adjournments thereof, as follows.

   Address Change/Comments (Mark the corresponding box on the reverse side)
 -----------------------------------------------------------------------------
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     You can now access your Cascade Financial Corporation account online.

Access your Cascade Financial Corporation shareholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, Transfer Agent for Cascade Financial Corporation, now makes it easy and convenient to get current information on your shareholder account.

   * View account status               * View payment history for dividends

   * View certificate history          * Make address changes
   * View book-entry information       * Obtain a duplicate 1099 tax form
                                       * Establish/change your PIN

             Visit us on the web at http://www.meloninvestor.com
         For Technical Assistance Call 1-877-978-7778 between 9am-7pm
                        Monday-Friday Eastern Time


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

Please Mark Here for Address Change or Comments [ ]  SEE REVERSE SIDE

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL.

Proposal 1: The election as directors of all nominees listed below (except as marked to the contrary below).

                       FOR  WITHHOLD  FOR ALL
                       ALL    ALL     EXCEPT
(1)  Janice Halladay   [ ]    [ ]      [ ]
(2)  Henry Robinett    [ ]    [ ]      [ ]
(3)  Craig G. Skotdal  [ ]    [ ]      [ ]

INSTRUCTION: To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

---------------------------------------------

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted "for" the proposals stated. If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting.

This Proxy is solicited by the Board of Directors
-------------------------------------------------

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Corporation, prior to the execution of this proxy, of the Notice of the Annual Meeting of Shareholders, the Proxy Statement, and the 2003 Annual Report to Shareholders.

Dated:                , 2004
      ----------------


-------------------------                  -------------------------
Print Name of Shareholder                  Print Name of Shareholder


-------------------------                   -------------------------
Signature of Shareholder                    Signature of Shareholder


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week
   Internet and telephone voting is available through 11:59PM Eastern Time the day prior to annual meeting day.

   Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and
                          returned your proxy card.

        Internet            OR          Telephone           OR       Mail
--------------------------       -------------------------     ----------------
http://www.eproxy.com/casb       1-800-435-6710                Mark, sign and
Use the Internet to vote         Use any touch-tone            date your proxy
your proxy. Have your proxy      telephone to vote your        card and return
card in hand when you access     proxy.  Have your proxy       it in the
the web site.                    Card in hand when you call.   enclosed postage
                                                               -paid envelope.